united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

Probabilities VIT Fund

Annual Report
December 31, 2015

1-855-227-7204

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Probabilities VIT Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

This Page Intentionally Left Blank

Dear Fellow Shareholders:

We are pleased to present you with the Probabilities VIT Fund Annual Report. For the twelve months ended December 31, 2015, Probabilities VIT Fund’s Class II total return was -5.64%, compared with +1.38% for the S&P 500 Total Return Index1.

During the period under review, the Probabilities VIT Fund’s portfolio benefited from its leveraged and long exposure to U.S. stocks, particularly in October and November. However, it underperformed the benchmark mainly due to leveraged index exposure in January and February its risk-off (cash) position in May and July, and its inverse exposure during a market rally in August. These periods are historically bearish and therefore a risk-averse time for the strategy.

In the first quarter, the Portfolio’s leveraged positions during end-of-month market declines in January and February caused it to underperform the benchmark S&P 500. Its end of month leveraged position in March enabled it to make up considerable ground.

In the second quarter, the Portfolio trailed the benchmark due to the transition to the strategic bearish bias period, which it entered early this year, triggered by a technical signal overlay on the manager’s “best six months” strategic rule. In April the Portfolio lost ground due to month-end leverage. In May the Portfolio was flat during some of the market’s upside days and exposed to equities during some of the market’s downside days. In June the Portfolio’s defensive positioning allowed it to outperform the market.

In the third quarter, the Portfolio’s outperformance relative to the benchmark was due mostly to its defensive bias as the broad market declined in August. In July U.S. equity markets rallied mid-month while the fund was positioned defensively. And in September the Portfolio’s conservative position in the month’s second half helped it stay ahead of the benchmark.

In the fourth quarter, the Portfolio maintained a bullish position and was leveraged at times. Ahead of the market quarter-to-date late November, the volatile month of December took a toll on the Portfolio with leveraged positions early, mid- and late- December causing the Fund to trail the benchmark leading into the end of the year. Equity markets became chaotic due to the Fed raising rates a quarter point, oil futures dropping rapidly, and global growth concerns exacerbated by news of declining economic growth in China.

Looking ahead, we expect the market to be volatile in 2016 due to valuation and geopolitical concerns, weakness in China, low oil prices and a possible series of rate increases by the Federal Reserve On a fundamental basis, we believe stocks are fairly to richly valued at 15.1x forward earnings2 for the S&P 500. While earnings disappointments or evidence of economic slowdown could pressure stocks, we believe that recent declines in gasoline prices are putting more cash in consumers’ wallets and lowering costs for businesses which will bolster modest economic and profits growth over the course of the next six months. Historically, election years tend to be mediocre years for the stock market and we therefore are conservative in our stock market performance expectations this year. In this environment, we expect opportunities to add value by increasing equity exposure during “high-probability” days (as defined by our rules and signals) and reducing exposure at times we believe downside risk is excessive.

Although the Fed ended its zero interest rate policy in December we expect it will be cautious as it moves to raise rates further over the next twelve months, and will be sensitive to economic and market conditions as it makes its decisions. It clearly wants to continue to foster economic growth in the absence of inflation.

Thank you for being a Probabilities VIT Fund shareholder.

Sincerely,

Joseph B. Childrey
Founder & CIO
Probabilities Fund Management, LLC

1.	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Portfolio shares. The Probabilities VIT Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

2.	Source: Earnings Revenues & Valuation, January 22, 2016, Yardeni Research, Inc., Dr. Edward Yardeni & Joe Abbot, http://www.yardeni.com/pub/peacockfeval.pdf

6084-NLD-1/27/2016

Probabilities VIT Fund
PORTFOLIO REVIEW (Unaudited)
Since Inception through December 31, 2015

Non-Annualized Total Returns as of December 31, 2015

		Since
	One Year	Inception*
Probabilities VIT Fund – Class 1	(5.44)%	1.31%
Probabilities VIT Fund – Class 2	(5.64)%	1.16%
S&P 500 Total Return Index**	1.38%	12.09%

*	The Fund commenced operations on April 29, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The Fund’s total operating expenses are 2.37% and 2.52% for Class 1 and Class 2, respectively, per the Fund’s May 1, 2015 prospectus. For performance information current to the most recent month-end, please call 1-855-227-7204.

Portfolio Composition as of December 31, 2015

Holdings by Type of Investment	Percent of Net Assets
Exchange Traded Funds	79.21%
Other Assets in Excess of Liabilities	20.79%
Net Assets	100.00%

Please refer to the Portfolio of Investments for a more detailed analysis of the Fund’s holdings.

Probabilities VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value

	EXCHANGE TRADED FUNDS - 79.21%
	EQUITY FUNDS - 79.21%
133,010	Direxion Daily S&P 500 Bull 3X *	$11,023,869
43,880	ProShares UltraPro Dow30	2,832,015
129,830	ProShares UltraPro S&P500	8,122,165
8,850	SPDR S&P 500 ETF Trust	1,804,427
9,650	Vanguard S&P 500 ETF	1,803,874
17,270	Vanguard Total Stock Market ETF	1,801,434
	TOTAL EXCHANGE TRADED FUNDS (Cost - $27,847,867)	27,387,784

	TOTAL INVESTMENTS - 79.21% (Cost - $27,847,867) (a)	27,387,784
	OTHER ASSETS IN EXCESS OF LIABILITIES - 20.79%	7,190,183
	NET ASSETS - 100.00%	$34,577,967

*	Non-income producing security.

ETF - Exchange Traded Fund.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $27,847,867 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$44,269
Unrealized depreciation	(504,352)
Net unrealized depreciation	$(460,083)

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investments in Securities at Value (identified cost $27,847,867)	$27,387,784
Cash	7,252,321
Dividends and interest receivable	10,722
Prepaid expenses and other assets	1,093
TOTAL ASSETS	34,651,920

LIABILITIES
Payable for fund shares redeemed	5,186
Distribution (12b-1) fees payable	11,594
Investment advisory fees payable	32,559
Payable to Related Parties	5,482
Accrued expenses and other liabilities	19,132
TOTAL LIABILITIES	73,953
NET ASSETS	$34,577,967

Net Assets Consist Of:
Paid in capital	$36,136,401
Accumulated net realized loss from investment transactions	(1,098,351)
Net unrealized depreciation of investments	(460,083)
NET ASSETS	$34,577,967

Class 1 Shares:
Net Assets	$25,802,141
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,822,819
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.14

Class 2 Shares:
Net Assets	$8,775,826
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	964,593
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.10

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$92,708
TOTAL INVESTMENT INCOME	92,708

EXPENSES
Investment advisory fees	514,536
Distribution (12b-1) fees- Class 1	97,196
Distribution (12b-1) fees- Class 2	51,716
Transfer agent fees	41,552
Legal fees	38,512
Administrative services fees	35,864
Accounting services fees	30,423
Audit fees	18,918
Compliance officer fees	16,873
Trustees’ fees and expenses	11,897
Printing and postage expenses	9,480
Custodian fees	4,944
Insurance expense	768
TOTAL EXPENSES	872,679
Fees waived by the Advisor/expenses reimbursed	(7,735)
NET EXPENSES	864,944

NET INVESTMENT LOSS	(772,236)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments	(1,098,351)
Net change in unrealized depreciation of investments	(295,218)
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(1,393,569)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,165,805)

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

FROM OPERATIONS
Net investment loss	$(772,236)	$(940,075)
Net realized gain (loss) from investments	(1,098,351)	5,271,076
Net change in unrealized depreciation of investments	(295,218)	(2,384,661)
Net increase (decrease) in net assets resulting from operations	(2,165,805)	1,946,340

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class I	(3,208,020)	—
Class 2	(1,122,983)	—
Net decrease in net assets from distributions to shareholders	(4,331,003)	—
FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	5,076,805	4,103,079
Net asset value of shares issued in reinvestment of distributions	3,208,020	—
Payments for shares redeemed	(11,136,486)	(9,725,459)
Net decrease in net assets from shares of beneficial interest	(2,851,661)	(5,622,380)
Class 2:
Proceeds from shares sold	739,808	5,915,148
Net asset value of shares issued in reinvestment of distributions	1,122,983	—
Payments for shares redeemed	(3,184,811)	(7,809,006)
Net decrease in net assets from shares of beneficial interest	(1,322,020)	(1,893,858)

Total Net Decrease in Net Assets From Beneficial Interest Transactions	(4,173,681)	(7,516,238)

TOTAL DECREASE IN NET ASSETS	(10,670,489)	(5,569,898)

NET ASSETS
Beginning of year	45,248,456	50,818,354
End of year +	$34,577,967	$45,248,456
+ Includes accumulated net investment loss of:	$—	$—

SHARE ACTIVITY
Class 1
Shares sold	495,936	392,459
Shares reinvested	339,832	—
Shares redeemed	(1,063,828)	(941,820)
Net decrease in shares of beneficial interest outstanding	(228,060)	(549,361)

Class 2
Shares sold	69,504	575,580
Shares reinvested	119,466	—
Shares redeemed	(306,561)	(761,267)
Net decrease in shares of beneficial interest outstanding	(117,591)	(185,687)

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund - Class 1

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013 (1)

Net asset value, beginning of period	$10.95	$10.44	$10.00

Activity from investment operations:
Net investment loss (2)	(0.20)	(0.20)	(0.14)
Net realized and unrealized gain (loss) on investments (8)	(0.36)	0.71	0.58
Total from investment operations	(0.56)	0.51	0.44
Less distributions from:
Net realized gains	(1.25)	—	—
Total distributions	(1.25)	—	—

Net asset value, end of period	$9.14	$10.95	$10.44
Total return (3,4)	(5.44)%	4.89%	4.40%
Net assets, end of period (000s)	$25,802	$33,421	$37,592

Ratio of expenses to average net assets (5,6)	2.22%	2.12%	2.21%
Ratio of net investment loss to average net assets (5,6,7)	(1.98)%	(1.97)%	(2.01)%

Portfolio Turnover Rate (4)	1557%	2052%	700%

(1)	Class 1 commenced operations on April 29, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(7)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(8)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund - Class 2

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the
	Year Ended	Period Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013 (1)

Net asset value, beginning of period	$10.93	$10.43	$10.00

Activity from investment operations:
Net investment loss (2)	(0.22)	(0.22)	(0.14)
Net realized and unrealized gain (loss) on investments (8)	(0.36)	0.72	0.57
Total from investment operations	(0.58)	0.50	0.43
Less distributions from:
Net realized gains	(1.25)	—	—
Total distributions	(1.25)	—	—

Net asset value, end of period	$9.10	$10.93	$10.43
Total return (3,4)	(5.64)%	4.79%	4.30%
Net assets, end of period (000s)	$8,776	$11,827	$13,227

Ratio of expenses to average net asset, before waivers (5,6)	2.47%	2.27%	2.36%
Ratio of expenses to average net assets, after waiver (5,6)	2.39%	2.27%	2.36%
Ratio of net investment loss to average net assets (5,6,7)	(2.16)%	(2.12)%	(2.16)%

Portfolio Turnover Rate (4)	1557%	2052%	700%

(1)	Class 2 commenced operations on April 29, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(7)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(8)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	ORGANIZATION

The Probabilities VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005, under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund commenced operations on April 29, 2013.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Classes 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid prices and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$27,387,784	$—	$—	$27,387,784
Total	$27,387,784	$—	$—	$27,387,784

There were no transfers between levels during the current period presented.

It is the Fund’s policy to record transfers into and out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for the trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

General Market Risk – The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities markets generally.

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolio of Investments. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

ETF Risk – ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the co-advisers may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described in the Fund’s prospectus.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investment strategies.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2013-2014) or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to the Fund are charged to the Fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $353,934,910 and $358,845,220, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Probabilities Fund Management, LLC (the “Advisor”) and Princeton Fund Advisors, LLC served as the Fund’s investment advisors together (the “Co-Advisors”) until December 14, 2015. Effective December 14, 2015, Princeton Fund Advisors, LLC, resigned as the Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the Fund’s average daily net assets. For the year ended December 31, 2015, the Co-Advisors earned advisory fees of $506,801, net of reimbursed expenses.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2017, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund services providers (other than the Advisor)) will not exceed 2.24% and 2.39% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended December 31, 2015, the Co-Advisors reimbursed $7,735 in expenses to the Fund, all of which may be recaptured through December 31, 2018.

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plans” or “Plan”) for each of Class 1 and Class 2 shares, pursuant to which the Fund may pay the Fund’s distributor an annual fee for distribution and shareholder servicing expense of 0.35% and 0.50% of the Fund’s average daily net assets attributable to Class 1 and Class 2 shares, respectively, which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended December 31, 2015, pursuant to the Plans, the Fund incurred $97,196 and $51,716 for Class 1 and Class 2 shares, respectively. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares.

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. A Trustee and certain officers of the trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2015, Jefferson National Life Insurance Co., held approximately 100% of the voting securities of Class 1. As of December 31, 2015, Security Benefit Life Annuity Company, held approximately 97% of the voting securities of Class 2.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the year ended December 31, 2015 was as follows:

Fiscal Year Ended
December 31, 2015
Ordinary Income	$4,330,299
Long-Term Capital Gain	—
Return of Capital	704
$4,331,003

There were no distributions paid for the year ended December 31, 2014.

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(1,098,351)	$—	$(460,083)	$(1,558,434)

At December 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$1,098,351	$—	$1,098,351

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, resulted in reclassification for the year ended December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(772,940)	$772,236	$704

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Direxion Daily S&P 500 Bull 3X Fund. The Direxion Daily S&P 500 Bull 3X Fund is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Direxion Daily S&P 500 Bull 3X Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Direxion Daily S&P 500 Bull 3X Fund. The financial statements of the Direxion Daily S&P 500 Bull 3X Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2015, the Fund invested 31.88% of its net assets in the Direxion Daily S&P 500 Bull 3X Fund.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events have been evaluated after the date of the Statement of Assets and Liabilities through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of Probabilities VIT Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Probabilities VIT Fund (the Fund), a series of the Northern Lights Variable Trust, as of December 31, 2015, and the related statement of operations, statements of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Probabilities VIT Fund for the period from April 29, 2013 (commencement of operations) through December 31, 2013 were audited by other auditors whose report dated February 14, 2014 expressed an unqualified opinion on the financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Probabilities VIT Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

February 18, 2016

Probabilities VIT Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2015

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expense Paid
	Account Value	Account Value	Expense	During Period*
	7/1/15	12/31/15	Ratio	7/1/15-12/31/15
Actual
Class 1	$1,000.00	$986.10	2.24%	$11.11
Class 2	$1,000.00	$986.00	2.39%	$12.01
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,014.01	2.24%	$11.27
Class 2	$1,000.00	$1,013.11	2.39%	$12.18

*	Expenses are equal to the average account value over the period beginning January 1, 2015, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period ended December 31, 2015 (184) divided by the number of days in the fiscal year (365).

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2015

Approval of Advisory Agreement – Probabilities VIT Fund (Adviser-Probabilities Fund Management, LLC) (Unaudited)*

In connection with the regular meeting held on November 16-17, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of interim and definitive investment advisory agreements between Probabilities Fund Management, LLC (“PFM” or “Adviser”) and the Trust (the “Advisory Agreements”), with respect to the Probabilities VIT Fund (“Probabilities VIT” or the “Portfolio”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to the Advisory Agreements.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Nature, Extent and Quality of Service. The Trustees noted that PFM, founded in 2007, currently manages approximately $190 million in assets, and specializes in the management of a tactical long/short equity trend following strategy for separately managed accounts and mutual funds. The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Portfolio taking into consideration their education and financial industry experience noting each member of the investment team has over 20 years of diverse experience in the areas of hedge fund management, research, operations, and compliance. The Trustees considered that the Adviser’s investment decision making approach is systematic and actively managed based on a proprietary process that employs both strategic and tactical research. They acknowledged that although not all strategy risks can be eliminated, the Adviser monitors ETF liquidity risk and will invest in more than one ETF or use futures contracts of similar asset classes to mitigate risk. Additionally, they noted that the strategy’s use of S&P 500 Equity ETFs, there is a volatility risk element which the Adviser has addressed through the employment of a systematic risk management overlay. They noted the Adviser reported no material compliance or litigation issues since the prior advisory agreement approval. Referencing the June 23, 2015 memorandum to the Board outlining PFM’s compliance program and enhancements made, the Board noted that it appreciates that PFM, in anticipation of its role as sole Adviser, has dedicated additional resources to the management of the Portfolio. The Board noted the Adviser retained the services of legal counsel with RIA and mutual fund expertise to assist with its compliance program. The Board determined to continue to monitor the Adviser’s compliance program through the Trust’s CCO. The Board concluded that the Adviser has invested in resources in order to prepare itself to be the sole Adviser to the Portfolio, and should provide quality service to the Portfolio, and their respective shareholders.

Performance. The Trustees noted that over the five year period ended September 2, 2015, the Portfolio outperformed the Morningstar Long/Short Equity category by over 700 bps (inclusive of the predecessor hedge fund performance). They further noted that the Portfolio outperformed the Morningstar Long/Short Equity category over the three year period, but by a smaller margin. The Trustees reviewed the Portfolio’s MPT statistics noting that, for the three year period ended August 31, 2015, the Portfolio (inclusive of hedge fund performance) exhibited a higher standard deviation (a measure of dispersion showing how widely a portfolio’s returns varied over a certain period of time) and higher return than the Morningstar Long/Short Equity category, but also provide a slightly lower Sharpe ratio (a method of calculating risk-adjusted returns). They considered that the strategy has had shorter periods of

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

underperformance attributable to holding cash during rising markets and being leveraged during declining markets. They agreed that over the long term the Portfolio appear to have achieved the stated objective of capital appreciation. The Trustees noted the Adviser will continue to implement the same investment strategy, agreed that they expect to see long term benefits to shareholders and agreed the Adviser should be retained.

Fees and Expenses. The Trustees noted the Adviser will charge a fee of 1.35% for advisory services to the Portfolio, which is higher than the peer group average (1.18%) and Morningstar Long/Short Equity category average (1.24%). They reviewed the peer group composition noting the wide dispersion of size of the funds in the peer group. They considered that although the advisory fee is higher than the average for its benchmarks, it is well within the range of fees charged by both the peer group and Morningstar Long/Short Equity category. The Trustees noted that the Portfolio’s net expense ratio of 2.37% was higher than the average, but within the range of both the peer group and Morningstar Long/Short Equity category average. The Trustees considered the significant time and effort required to manage the Portfolio noting that the overall advisory fee is not proposed to increase as compared to the total fee under the previous co-advisory agreement. After further discussion, the Trustees concluded that the fee was reasonable.

Economies of Scale. The Trustees noted the absence of breakpoints at this time but noted the Adviser’s willingness to consider the implementation of breakpoints when the Portfolio’s assets reach a certain level. They also considered the Adviser’s agreement to contractually limit Portfolio expenses. After discussion, it was the consensus of the Trustees that based on current size of the Portfolio, the absence of breakpoints was acceptable at this time and the matter of economies of scale would be revisited at the next renewal of the agreement and as the Portfolio’s size increases.

Profitability. The Trustees reviewed the Adviser’s (projected) pro-forma profitability analysis provided by the Adviser. They noted the Adviser anticipates realizing a profit over each of the next two years in connection with its relationship with the Portfolio, but agreed that in each case it was not unreasonable in terms of actual dollars or percentage of revenue. The Trustees noted that the Adviser believes the anticipated profit to be realized in connection with the Portfolio is reasonable given the level of commitment from the Adviser. After a discussion, the Trustees concluded the Adviser’s profitability was reasonable.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreements is in the best interests of the shareholders of Probabilities VIT.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

Probabilities VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-227-7204.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended December 31 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-227-7204 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-227-7204.

INVESTMENT ADVISORS
Probabilities Fund Management, LLC
1665 Union Street, Suite A
San Diego, CA 92101

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $14,000

2014 - $14,000

(b)	Audit-Related Fees

2015 - None

2014 - None

(c)	Tax Fees

2015 - $2,500

2014 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,500

2014 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 3/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 3/4/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 3/4/16